December 13, 2001

Mr. John J. Quicke
11 Stony Hollow Road
Chappaqua, NY 10514

Dear John:

Reference is made to your Employment Agreement dated April 1, 1993 (the "Employment Agreement"), as amended by letter agreements dated March 1, 1995, September 26, 1996 and March 1, 1999 (the Employment Agreement, as so amended, is hereinafter referred to as the "Agreement"). This will confirm that Paragraph 6(a) of the Agreement is hereby further modified to change the expiration date to December 31, 2004.

Except as set forth above, this letter shall not amend or affect your Agreement; said Agreement, as hereby amended, shall remain in full force and effect. If the above is in accordance with your understanding, please sign the enclosed duplicate of this letter and return it to the undersigned. Upon our receipt of such fully executed copy, this shall constitute a binding agreement between us.

SEQUA CORPORATION

By:_________________________________
Norman E. Alexander
Chairman and Chief Executive Officer
AGREED TO AND ACCEPTED:

By:___________________________Date:___________
John J. Quicke